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                                                                   Exhibit 10.15

                                 AMENDMENT NO. 1
                                       TO
                            ASSET PURCHASE AGREEMENT

     This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this "Amendment") is made and entered into as of this 21st day of June, 2002, by and between Bollinger Shipyards, Inc., a Louisiana corporation, or its nominee as designated under
Section 10.13 (the "Buyer"), on the one hand, and Friede Goldman Halter, Inc., a Mississippi corporation, Halter Marine, Inc., a Nevada corporation, Halter Marine, Inc., a Louisiana corporation, Halter Gulf Repair, Inc., a Delaware corporation, Halter Marine Services, Inc., a Mississippi corporation, Halter Marine Gulfport, Inc., a Nevada corporation, Gulf Coast Fabrication, Inc., a Mississippi corporation, and Halter Marine Pascagoula, Inc., a Delaware corporation, Debtors-in-Possession (collectively the "Seller") under jointly administered Case No. 01-52173 in the United States Bankruptcy Court in the Southern District of Mississippi filed on April 19, 2001. (All capitalized terms used but not defined herein shall have the same definitions for such terms as set forth in the Purchase Agreement referred to below.)

     WHEREAS, Buyer and Seller entered into that certain Asset Purchase Agreement, made and entered into as of May 20, 2002 (the "Purchase Agreement"), pursuant to which Seller agreed to sell, and Buyer agreed to buy, substantially all of the assets used in connection with the Business; and

     WHEREAS, Buyer and Seller desire to amend the Purchase Agreement to clarify certain matters therein;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments.

     (a) Section 4.3.4 of the Purchase Agreement is hereby amended by inserting the following immediately after the phrase "acceptance of an overbid at the Auction": "(other than such an overbid by Buyer)".

     (b) Section 8.4.1 of the Purchase Agreement is hereby amended by inserting the following at the end of Section 8.4.1(vi)(b) immediately before the comma:
"; provided, that if Buyer is the successful overbidder, then Buyer shall receive a credit to its overbid in the amount of the Break-Up Fee, and Buyer shall not be entitled to a Break-Up Fee in such case".

     2. Continuation of Purchase Agreement. Except as modified by this Amendment, the Purchase Agreement shall continue in full force and effect.

     3. Counterparts. This Amendment may be signed in counterparts and may be executed by the exchange of facsimile signature pages.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Asset Purchase Agreement as of the day and year first above written.


                             BOLLINGER SHIPYARDS, INC.

                             By: /s/ Michael C. Ellis
                                ------------------------------------------------
                             Name:  Michael C. Ellis
                             Title: Executive Vice President & CFO

                             FRIEDE GOLDMAN HALTER, INC.

                             By: /s/ Robert Shepherd
                                ------------------------------------------------
                             Name:  Robert Shepherd
                             Title: Executive Vice President-Administration

                             HALTER MARINE, Inc., a Nevada corporation

                             By: /s/ Robert Shepherd
                                ------------------------------------------------
                             Name:  Robert Shepherd
                             Title: Executive Vice President-Administration

                             HALTER MARINE, Inc., a Louisiana corporation

                             By:  /s/ Robert Shepherd
                                ------------------------------------------------
                             Name:  Robert Shepherd
                             Title: Executive Vice President-Administration

                             HALTER MARINE SERVICES, INC.

                             By:  /s/ Robert Shepherd
                                ------------------------------------------------
                             Name:  Robert Shepherd
                             Title: Executive Vice President-Administration

                             HALTER MARINE GULFPORT, INC.

                             By:  /s/ Robert Shepherd
                                ------------------------------------------------
                             Name:  Robert Shepherd
                             Title: Executive Vice President-Administration

                             HALTER MARINE PASCAGOULA, Inc.

                             By:  /s/ Robert Shepherd
                                ------------------------------------------------
                             Name:  Robert Shepherd
                             Title: Executive Vice President-Administration


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                             GULF COAST FABRICATION, INC.

                             By: /s/ Robert Shepherd
                                ------------------------------------------------
                             Name:  Robert Shepherd
                             Title: Executive Vice President-Administration

                             HALTER GULF REPAIR, INC.

                             By:  /s/ Jack R. Stone, Jr.
                                 -----------------------------------------------
                             Name:  Jack R. Stone, Jr.
                             Name:  Robert Shepherd
                             Title: Executive Vice President-Administration